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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-16385 on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California
March 28, 1997